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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark L. Schneider, Charles H.R. Bracken, Anton M. Tuijten and Ray D. Samuelson, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-4 in connection with the registration by United Pan-Europe Communications N.V., a Dutch Public limited liability company (the "Company"), of ordinary shares A to be offered in exchange for shares of common stock and/or other securities of SBS Broadcasting S.A., and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such notes with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

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Date: April 13, 2000                           /s/ CHARLES H.R. BRACKEN
                                               ---------------------------------------------
                                               Charles H.R. Bracken, Board of Management
                                               Member and Chief Financial Officer

Date: March 24, 2000                           /s/ JOHN P. COLE, JR.
                                               ---------------------------------------------
                                               John P. Cole, Jr., Supervisory Board Member

Date: March   , 2000
                                               ---------------------------------------------
                                               Richard De Lange, Supervisory Board Member

Date: March 24, 2000                           /s/ MICHAEL T. FRIES
                                               ---------------------------------------------
                                               Michael T. Fries, Chairman of the Supervisory
                                               Board

Date: April 13, 2000                           /s/ NIMROD J. KOVACS
                                               ---------------------------------------------
                                               Nimrod J. Kovacs, Board of Management Member,
                                               Managing Director, Eastern Europe and
                                               Executive Chairman, UPC Central Europe

Date: March 24, 2000                           /s/ JOHN F. RIORDAN
                                               ---------------------------------------------
                                               John F. Riordan, President and Vice Chairman

Date: April 13, 2000                           /s/ RAY D. SAMUELSON
                                               ---------------------------------------------
                                               Ray D. Samuelson, Chief Accounting Officer

Date: March 24, 2000                           /s/ MARK L. SCHNEIDER
                                               ---------------------------------------------
                                               Mark L. Schneider, Chairman of the Board of
                                               Management and Chief Executive Officer

Date: March 24, 2000                           /s/ ELLEN P. SPANGLER
                                               ---------------------------------------------
                                               Ellen P. Spangler, Supervisory Board Member

Date: April 13, 2000                           /s/ ANTON M. TUIJTEN
                                               ---------------------------------------------
                                               Anton M. Tuijten, Board of Management Member
                                               and General Counsel

Date: March 24, 2000                           /s/ TINA M. WILDES
                                               ---------------------------------------------
                                               Tina M. Wildes, Supervisory Board Member
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